Exhibit 99.2

KITE

# 9/30/2019

QUARTERLY FINANCIAL SUPPLEMENTAL

QUARTERLY FINANCIAL SUPPLEMENTAL – SEPTEMBER 30, 2019

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
6	Corporate Profile
7	Contact Information
8	Important Notes Including Non-GAAP Disclosures
10	Consolidated Balance Sheets
11	Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2019
12	Same Property Net Operating Income
13	Net Operating Income and EBITDA by Quarter
14	Funds from Operations for the Three and Nine Months Ended September 30, 2019
15	Adjusted Funds From Operations and Other Financial Information for the Three and Nine Months Ended September 30, 2019
16	Summary Income Statement
17	Joint Venture Summary as of September 30, 2019
18	Summary of Outstanding Debt as of September 30, 2019
19	Maturity Schedule of Outstanding Debt as of September 30, 2019
21	Key Debt Metrics
22	Top 25 Tenants by Annualized Base Rent
23	Retail Leasing Spreads
24	Lease Expirations
25	Development and Redevelopment Projects
26	2019 Transactions
27	Geographic Diversification – Annualized Base Rent by Region and State
28	Operating Retail Portfolio Summary Report
32	Operating Office Properties and Other
33	Components of Net Asset Value
34	Earnings Guidance – 2019

p. 2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

PRESS RELEASE

Contact Information: Kite Realty Group Trust
Jason Colton
SVP, Capital Markets & Investor Relations
317.713.2762
jcolton@kiterealty.com

Kite Realty Group Trust Reports Continued Strong 2019 Operating Results and
Completion of Project Focus Disposition Program

Indianapolis, Indiana, November 5, 2019 - Kite Realty Group Trust (NYSE:KRG) (“KRG”) reported today its operating results for the third quarter ended September 30, 2019.
“As previously announced, we have completed our Project Focus disposition program. We now have a top-tier balance sheet to complement a high-quality portfolio concentrated in the southern U.S.,” said John A. Kite, Chairman and CEO. “Additionally, our operations team continued to deliver strong results, leasing another 562,000 square feet this quarter and raising our portfolio leased rate to 95.4%. We look forward to a strong finish in 2019 and continued momentum into 2020.”

Financial Results

▪
Realized net loss attributable to common shareholders of $19.7 million, or $0.24 per common share, for the third quarter and $15.8 million, or $0.19 per common share, for the nine months ending September 30, 2019.

▪
Generated Funds from Operations of the Operating Partnership as adjusted (FFO) of $33.3 million, or $0.39 per diluted common share, for the third quarter and $108.3 million, or $1.26 per diluted common share, for the nine months ending September 30, 2019.

▪	Increased Same-Property Net Operating Income (NOI) by 2.3%. Year to date Same-Property NOI grew by 2.0%.

Portfolio Operations

▪	Annualized base rent (ABR) for the operating retail portfolio was $17.64, an increase of $0.87 year-over-year.

▪	Retail leased percentage was 95.4%, an increase of 190 basis points year-over-year.

▪	Small shop leased percentage was 92.0%, an increase of 110 basis points year-over-year.

▪	Executed 70 new and renewal leases during the third quarter, representing a total of 562,200 square feet.

▪	GAAP leasing spreads of 42.4% (24.3% cash basis) on 10 comparable new leases, 9.5% (6.3% cash basis) on 44 comparable renewals, and 12.3% (7.9% cash basis) on a blended basis.

▪	Executed 246 new and renewal leases for over 1.7 million square feet through September 30, 2019.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

Transaction Highlights

▪	Sold 8 non-core assets for a total of $213 million during the third quarter.

▪	Acquired Nora Plaza, a 140,000 sf community center anchored by Whole Foods and a non-owned Target in Indianapolis, IN for a purchase price of $29.0 million.

▪	Subsequent to quarter end, sold an additional 3 non-core assets for $31.6 million.

▪	Total non-core asset sales year-to-date of $502 million at a blended cap rate of approximately 8%. The weighted average sale date for sold assets was June 2019.

Balance Sheet
As of September 30, 2019, KRG’s net-debt-to-EBITDA ratio was 6.0x. Following the asset sales and corresponding debt paydown subsequent to quarter end, KRG’s proforma net-debt-to-EBITDA is 5.9x. KRG has limited debt maturing through 2021 and zero drawn on its line of credit.

Guidance
KRG is raising 2019 same property NOI growth guidance from 1.50% - 2.50% to 2.00% - 2.50% and narrowing 2019 FFO guidance from $1.61 - $1.69 per share to $1.63 - $1.67 per share.

	Previous	Current	Change at Midpoint
SP NOI Growth	1.50% - 2.50%	2.00% - 2.50%	0.25%
2019 Dispositions	$415M - $500M	$502M	$44M
2019 FFO Guidance	1.61 - 1.69	1.63 - 1.67

_________
1
The Company’s 2019 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Wednesday, November 6, 2019, at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 8392857). In addition, a webcast replay link will be available on the corporate website.
About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to retailers in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.

Safe Harbor

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook; the risk that KRG may not be able to successfully complete the planned dispositions on favorable terms - or at all; financing risks, including the availability of, and costs associated with, sources of liquidity; KRG’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which KRG operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; KRG’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property KRG owns; the impact of online retail competition and the perception that such competition has on the value of shopping center assets; risks related to the geographical concentration of KRG’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. KRG refers you to the documents filed by KRG from time to time with the SEC, specifically the section titled “Risk Factors” in KRG’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which discuss these and other factors that could adversely affect KRG’s results. KRG undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of September 30, 2019, we owned interests in 96 operating and redevelopment properties totaling approximately 18.1 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify opportunities to acquire or dispose of properties. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of September 30, 2019

	# of Properties	Total GLA /NRA	Owned GLA /NRA[1]
Operating Retail Properties	88	16,703,005	12,125,623
Operating Office Properties and Other	4	498,242	498,242
Redevelopment Properties	4	900,221	635,518
Total Operating and Redevelopment Properties	96	18,101,468	13,259,383
Development Projects	1	530,000	8,500
Total All Properties	97	18,631,468	13,267,883
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage	95.4%	97.7%	95.5%
States			16

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants and adjacent non-owned anchors.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Jason Colton	Robert W. Baird & Co.	Compass Point Research & Trading, LLC
Senior Vice President, Capital Markets and IR	Mr. RJ Milligan	Mr. Floris van Dijkum
Kite Realty Group Trust	(813) 273-8252	(646) 757-2621
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	fvandijkum@compasspointllc.com
Indianapolis, IN 46204
(317) 713-2762	Bank of America/Merrill Lynch	DA Davidson
jcolton@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Barry Oxford
	(646) 855-1363/(646) 855-3640	(212) 240-9871
Transfer Agent:	jeff.spector@baml.com	boxford@dadco.com
craig.schmidt@baml.com
Broadridge Financial Solutions		KeyBanc Capital Markets
Ms. Kristen Tartaglione	Barclays	Mr. Jordan Sadler/Mr. Todd Thomas
2 Journal Square, 7th Floor	Mr. Ross Smotrich	(917) 368-2280/(917) 368-2286
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	tthomas@keybanccm.com
(201) 714-8094	ross.smotrich@barclays.com	jsadler@keybanccm.com

Stock Specialist:	BTIG	Raymond James
	Mr. Michael Gorman	Mr. Paul Puryear/Mr. Collin Mings
GTS	(212) 738-6138	(727) 567-2253/(727) 567-2585
545 Madison Avenue	mgorman@btig.com	paul.puryear@raymondjames.com
15th Floor		collin.mings@raymondjames.com
New York, NY 10022	Capital One Securities, Inc.
(212) 715-2830	Mr. Christopher Lucas	Sandler O’Neill
	(571) 633-8151	Mr. Alexander Goldfarb
	christopher.lucas@capitalone.com	(212) 466-7937
agoldfarb@sandleroneill.com
Citigroup Global Markets
	Mr. Michael Bilerman/Ms. Christy McElroy	Wells Fargo Securities, LLC
	(212) 816-1383/(212) 816-6981	Ms. Tamara Fique
	michael.bilerman@citigroup.com	(617) 603-4262/(443) 263-6568
	christy.mcelroy@citigroup.com	tamara.fique@wellsfargo.com

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, to be filed on or about November 6, 2019, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments that, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the actual and perceived impact of e-commerce on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. For informational purposes, we have also provided FFO adjusted for loss on debt extinguishment. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations

Adjusted Funds from Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (calculcated in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended September 30, 2019, the Company excluded four redevelopment properties and two recently completed redevelopments from the same property pool that met these criteria and were owned in both comparable periods. In addition, the Company excluded one recently acquired property from the same property pool.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	September 30, 2019	December 31, 2018
Assets:
Investment properties, at cost	$3,153,436	$3,641,120
Less: accumulated depreciation	(666,291)	(699,927)
	2,487,145	2,941,193
Cash and cash equivalents	40,442	35,376
Tenant and other receivables, including accrued straight-line rent of $27,487 and $31,347, respectively	50,017	58,059
Restricted cash and escrow deposits	9,548	10,130
Deferred costs and intangibles, net	76,739	95,264
Prepaid and other assets	37,121	12,764
Investments in unconsolidated subsidiaries	12,868	13,496
Assets held for sale	—	5,731
Total Assets	$2,713,880	$3,172,013
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,198,584	$1,543,301
Accounts payable and accrued expenses	77,492	85,934
Deferred revenue and other liabilities	89,556	83,632
Total Liabilities	1,365,632	1,712,867
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	45,383	45,743
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,963,983 and 83,800,886 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	840	838
Additional paid in capital	2,080,094	2,078,099
Accumulated other comprehensive loss	(20,209)	(3,497)
Accumulated deficit	(758,558)	(662,735)
Total Kite Realty Group Trust Shareholders’ Equity	1,302,167	1,412,705
Noncontrolling Interests	698	698
Total Equity	1,302,865	1,413,403
Total Liabilities and Equity	$2,713,880	$3,172,013

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Rental income	$72,573	$83,513	$234,726	$256,696
Other property related revenue	2,260	2,129	4,910	8,119
Fee income	110	105	304	2,430
Total revenue	74,943	85,747	239,940	267,245
Expenses:
Property operating	11,041	12,092	33,939	37,184
Real estate taxes	9,640	11,205	29,775	32,351
General, administrative, and other	6,709	4,865	20,523	16,364
Depreciation and amortization	31,985	36,858	101,333	115,864
Impairment charges	8,538	—	37,723	38,847
Total expenses	67,913	65,020	223,293	240,610
(Loss) gain on sale of operating properties, net	(5,714)	—	24,965	8,329
Operating income	1,316	20,727	41,612	34,964
Interest expense	(14,302)	(16,058)	(46,884)	(49,141)
Income tax benefit of taxable REIT subsidiary	41	27	189	78
Loss on debt extinguishment	(7,045)	—	(9,622)	—
Equity in loss of unconsolidated subsidiary	(11)	—	(677)	—
Other expense, net	(116)	(379)	(444)	(643)
Net (loss) income	(20,117)	4,317	(15,826)	(14,742)
Net loss (income) attributable to noncontrolling interests	382	(379)	10	(604)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(19,735)	$3,938	$(15,816)	$(15,346)

(Loss) income per common share - basic and diluted	$(0.24)	$0.05	$(0.19)	$(0.18)

Weighted average common shares outstanding - basic	83,960,841	83,706,704	83,914,923	83,670,038
Weighted average common shares outstanding - diluted	83,960,841	83,767,655	83,914,923	83,670,038
Cash dividends declared per common share	$0.3175	$0.3175	$0.9525	$0.9525

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Number of properties for the quarter[1]	86	86

Leased percentage at period end	95.3%	93.9%		95.3%	93.9%
Economic Occupancy percentage[2]	92.2%	92.0%		92.3%	92.7%

Minimum rent	$51,206	$50,374		$161,900	$160,181
Tenant recoveries	15,505	15,270		47,312	46,444
Bad debt	(569)	(395)		(1,555)	(1,261)
Other income	341	395		1,088	947
	66,483	65,644		208,745	206,311

Property operating expenses	(8,635)	(8,436)		(25,963)	(26,306)
Real estate taxes	(8,800)	(9,276)		(27,281)	(27,479)
	(17,435)	(17,712)		(53,244)	(53,785)
Same Property NOI[3]	$49,048	$47,932	2.3%	$155,501	$152,526	2.0%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$49,048	$47,932		$155,501	$152,526
Net operating income - non-same activity[4]	5,104	14,413		20,421	42,754
Other income (expense), net	24	(247)		(628)	1,865
General, administrative and other	(6,709)	(4,865)		(20,523)	(16,364)
Impairment charges	(8,538)	—		(37,723)	(38,847)
Depreciation and amortization expense	(31,985)	(36,858)		(101,333)	(115,864)
Interest expense	(14,302)	(16,058)		(46,884)	(49,141)
Loss on debt extinguishment	(7,045)	—		(9,622)	—
(Loss) gain on sales of operating properties	(5,714)	—		24,965	8,329
Net loss (income) attributable to noncontrolling interests	382	(379)		10	(604)
Net (loss) income attributable to common shareholders	$(19,735)	$3,938		$(15,816)	$(15,346)

____________________
1
Same Property NOI excludes (i) The Corner, Courthouse Shadows, Glendale Town Center, and Hamilton Crossing redevelopments, (ii) the recently completed Fishers Station and Rampart Commons redevelopments, (iii) the recently acquired Nora Plaza, and (iv) office properties.

2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles, fee income and significant prior period expense recoveries and adjustments, if any.

4	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool including properties sold during both periods.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

NET OPERATING INCOME AND EBITDA BY QUARTER

($ in thousands)
	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Revenue:
Minimum rent[1]	$56,012	$62,047	$63,999	$64,764	$66,577
Tenant reimbursements	16,504	17,573	18,142	17,558	18,185
Other property related revenue	1,100	492	359	3,091	333
Overage rent	57	174	217	830	87
Parking revenue, net[2]	583	518	243	170	82
	74,256	80,804	82,960	86,413	85,264
Expenses:
Property operating - Recoverable[3]	9,207	9,594	9,764	10,018	9,894
Property operating - Non-Recoverable[3]	1,467	1,491	1,387	2,888	1,978
Real estate taxes	9,430	9,727	10,032	9,861	11,047
	20,104	20,812	21,183	22,767	22,919
Net Operating Income - Properties	54,152	59,992	61,777	63,646	62,345

Other (Expenses) Income:
General, administrative, and other	(6,709)	(7,037)	(6,777)	(4,957)	(4,865)
Fee income	110	91	102	93	105
	(6,599)	(6,946)	(6,675)	(4,864)	(4,760)
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	47,553	53,046	55,102	58,782	57,585

Impairment charge	(8,538)	(25,107)	(4,077)	(31,513)	—
Depreciation and amortization	(31,985)	(34,713)	(34,635)	(36,299)	(36,858)
Interest expense	(14,302)	(16,124)	(16,459)	(17,643)	(16,058)
Equity in loss of unconsolidated subsidiaries	(11)	(238)	(427)	(303)	—
Income tax benefit of taxable REIT subsidiary	41	66	82	150	27
Loss on debt extinguishment	(7,045)	(2,577)	—	—	—
Other expense, net	(116)	(142)	(185)	(158)	(379)
(Loss) gains on sales of operating properties	(5,714)	24,092	6,587	(4,725)	—
Net (loss) income	(20,117)	(1,697)	5,988	(31,709)	4,317
Less: Net loss (income) attributable to noncontrolling interests	382	(99)	(273)	488	(379)
Net (loss) income attributable to Kite Realty Group Trust	$(19,735)	$(1,796)	$5,715	$(31,221)	$3,938

NOI/Revenue	72.9%	74.2%	74.5%	73.7%	73.1%
Recovery Ratios[4]
- Retail Properties	91.6%	94.3%	93.9%	90.7%	89.3%
- Consolidated	88.6%	91.0%	91.6%	88.3%	86.8%

____________________
1
Minimum rent includes $4.1 million in ground lease-related revenue for the three months ended September 30, 2019. In addition, minimum rent includes $0.4 million, $0.2 million, $0.1 million, $0.5 million, and $1.2 million of lease termination income for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively.

2	Parking revenue, net represents the net operating results of the Eddy Street Parking Garage, the Union Station Parking Garage, and the Pan Am Plaza Parking Garage.
3
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.5 million) allocable to the property operations in the three months ended September 30, 2019, a portion of which is recoverable. Non-recoverable expenses primarily include ground rent, professional fees, and marketing costs.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Funds From Operations ("FFO")
Consolidated net (loss) income	$(20,117)	$4,317	$(15,826)	$(14,742)
Less: net income attributable to noncontrolling interests in properties	(132)	(285)	(396)	(979)
Less: loss (gain) on sales of operating properties	5,714	—	(24,965)	(8,329)
Add: impairment charges	8,538	—	37,723	38,847
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	32,266	37,045	102,119	115,501
FFO of the Operating Partnership[1]	26,269	41,077	98,655	130,298
Less: Limited Partners' interests in FFO	(627)	(986)	(2,365)	(3,127)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$25,642	$40,091	$96,290	$127,171
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.31	$0.48	$1.15	$1.52
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.30	$0.48	$1.15	$1.52

FFO of the Operating Partnership[1]	$26,269	$41,077	$98,655	$130,298
Add: loss on debt extinguishment	7,045	—	9,622	—
FFO, as adjusted, of the Operating Partnership	$33,314	$41,077	$108,277	$130,298
FFO, as adjusted, per share of the Operating Partnership - basic and diluted	$0.39	$0.48	$1.26	$1.52

Weighted average common shares outstanding - basic	83,960,841	83,706,704	83,914,923	83,670,038
Weighted average common shares outstanding - diluted	84,107,482	83,767,655	84,057,484	83,719,308
Weighted average common shares and units outstanding - basic	86,073,433	85,768,857	86,013,028	85,717,440
Weighted average common shares and units outstanding - diluted	86,220,075	85,829,808	86,155,588	85,766,710

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net (loss) income	$(0.23)	$0.05	$(0.18)	$(0.17)
Less: net income attributable to noncontrolling interests in properties	—	—	—	(0.01)
Less: Loss (gain) on sales of operating properties	0.07	—	(0.29)	(0.10)
Add: impairment charges	0.10	—	0.44	0.45
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.37	0.43	1.18	1.35
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.31	$0.48	$1.15	$1.52

Add: loss on debt extinguishment	0.08	—	0.11	—
FFO, as adjusted, of the Operating Partnership per diluted share/unit	$0.39	$0.48	$1.26	$1.52

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, as adjusted, of the Operating Partnership	$33,314	$41,077	$108,277	$130,298
Add:
Depreciation of non-real estate assets	159	290	533	840
Amortization of deferred financing costs	615	662	2,128	2,220
Non-cash compensation expense	1,321	852	4,026	3,156
Less:
Straight-line rent - minimum rent	(501)	760	624	2,322
Straight-line rent - common area maintenance	287	—	784	—
Market rent amortization income	829	847	2,985	5,488
Amortization of debt premium	283	547	1,329	2,083
Other cash and non-cash adjustments	—	344	—	1,264
Capital expenditures[1]:
Maintenance capital expenditures	1,631	1,165	2,622	3,313
Revenue enhancing tenant improvements	2,304	3,918	6,365	9,524
External lease commissions	387	569	1,239	1,802
Total Recurring AFFO of the Operating Partnership	30,189	$34,731	$99,016	$110,718

Other Financial Information:
Scheduled debt principal payments	$1,089	$1,078	$3,492	$3,709

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development, redevelopment, and Big Box Surge projects.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

SUMMARY INCOME STATEMENT AND LEASE ACCOUNTING IMPACT

($ in thousands)
	Three Months Ended September 30,
	2019	2018	% Change

Same Property Revenue	$66,483	$65,644	1.3%
Same Property Expenses	(17,435)	(17,712)	1.6%
Same Property Net Operating Income	49,048	47,932	2.3%

Redevelopment Revenue	2,404	2,309	4.1%
Redevelopment Expenses	(1,220)	(1,373)	11.1%
Redevelopment Net Operating Income	1,184	936	26.5%

Non-Same Property Net Operating Income	832	185	(349.7)%
Sold Assets Net Operating Income	2,043	10,183	(79.9)%
Non-Cash & Other Non-Recurring Net Operating Income	1,045	3,109	(66.4)%
Net Operating Income	54,152	62,345	(13.1)%

General and Administrative Expense	(6,709)	(4,865)	(37.9)%
Fee income	110	105	4.8%
EBITDA	47,553	57,585	(17.4)%

Interest Expense	(13,277)	(12,618)	(5.2)%
Interest Related to Retired Debt	(1,025)	(3,440)	70.2%
Other income (expense), net	63	(450)	114.0%
Funds From Operations, as adjusted	33,314	41,077	(18.9)%

Non-Cash Items	1,197	(694)	272.5%
Capital Expenditures	(4,322)	(5,652)	23.5%
Recurring Adjusted Funds From Operations	30,189	34,731	(13.1)%

FFO, as adjusted, per share of the Operating Partnership - diluted	$0.39	$0.48	(18.8)%

Impact of New Lease Guidance Implementation
Balance Sheet Impact	Amount	Account
Right of Use Asset	$26,844	Prepaid and Other Assets
Lease Liabilities	$27,116	Deferred Revenue and Other Liabilities

Income Statement Impact	Amount	Account
Internal and third party leasing and legal costs not directly incremental to a lease execution - Q3 2019	$1,368	General & Administrative Expense

Straight-line rent - common area maintenance	$287	Rental Income

Revenues deemed uncollectible - Q3 2019	$892	Rental Income
Bad debt expense - Q3 2018	$550	Property Operating Expense

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

JOINT VENTURE SUMMARY - SEPTEMBER 30, 2019

($ in thousands)

CONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	Partner Economic Ownership Interest [1]	Partner Share of Debt	Partner Share of Annual Income
Individual Investors	465,920	$146,381	$56,190	2.0% - 15.0%	$1,124	$528

UNCONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	KRG Economic Ownership Interest	KRG Share of Debt	KRG Investment	KRG Share of Quarterly EBITDA	KRG Share of Quarterly EBITDA Annualized
Nuveen	416,877	$104,691	$51,890	20%	$10,378	$9,712	$324	$1,296
Individual Investors	152,460	46,307	33,634	35%	11,770	3,156	402	1,608
Total	569,337	$150,998	$85,524		$22,148	$12,868	$726	$2,904

____________________
1	Economic ownership % represents the partner's share of cash flow.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2019

($ in thousands)
TOTAL OUTSTANDING DEBT [1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,148,803	93%	4.01%	5.8
Variable Rate Debt	56,751	5%	3.92%	7.7
Net Debt Premiums and Issuance Costs, Net	(6,970)	N/A	N/A	N/A
Total Consolidated Debt	1,198,584	98%	4.03%	5.9
KRG Share of Unconsolidated Debt	22,148	2%	4.32%	6.6
Total	$1,220,732	100%	4.01%	5.9

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2019	$738	$—	$—	738	$—	738
2020	3,024	—	—	3,024	100	3,124
2021	2,826	33,074	—	35,900	245	36,145
2022	1,043	179,055	—	180,098	258	180,356
2023	806	161,517	95,000	257,323	270	257,593
2024	854	—	—	854	10,897	11,751
2025	904	16,941	80,000	97,845	—	97,845
2026 And Beyond	4,672	100	625,000	629,772	10,378	640,150
Net Debt Premiums and Issuance Cost, Net	(6,970)	—	—	(6,970)	—	(6,970)
Total	$7,897	$390,687	$800,000	$1,198,584	$22,148	$1,220,732

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of September 30, 2019, $266.2 million in variable rate debt is hedged for a weighted average 3.3 years.

2
This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility.The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.

($ In millions)
$400
$300
$200
$100
$0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
33.1
179.1
95.0
161.5
10.9
80.0
16.9
300.0
75.0
250.0
10.4
9.7
Mortgage Debt
Unconsolidated
Line of Credit
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2019

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of September 30, 2019	% of Total Outstanding

2019 Debt Maturities			—	—%

2020 Debt Maturities			—	—%

Bell Oaks Centre	5.59%	4/1/2021	6,547
International Speedway Square	5.77%	4/1/2021	18,354
Silver Springs Pointe	5.03%	7/1/2021	8,800
2021 Debt Maturities			33,701	2.7%

Centre at Panola, Phase I	6.78%	1/1/2022	1,065
Delray Marketplace [2]	LIBOR + 160	2/5/2022	56,010
Bayonne Crossing	4.43%	4/1/2022	43,141
Saxon Crossing	4.65%	7/1/2022	11,400
Shops at Moore	4.29%	9/1/2022	21,300
Shops at Julington Creek	4.60%	9/1/2022	4,785
Centre Point Commons	4.34%	10/1/2022	14,410
Miramar Square	4.16%	12/1/2022	31,625
2022 Debt Maturities			183,736	15.0%

Centennial Gateway	3.81%	1/1/2023	23,962
Centennial Center	3.83%	1/6/2023	70,455
Eastern Beltway	3.83%	1/6/2023	34,100
The Corner	4.1%	3/1/2023	14,750
Chapel Hill	3.78%	4/1/2023	18,250
Unsecured Credit Facility [3,4]	LIBOR + 115	4/22/2023	—
Senior Unsecured Note	4.23%	9/10/2023	95,000
2023 Debt Maturities			256,517	20.9%

2024 Debt Maturities			—	—%

Thirty South	LIBOR + 150	6/30/2025	16,941
Senior Unsecured Note	4.47%	9/10/2025	80,000
2025 Debt Maturities			96,941	7.9%

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2019 (CONTINUED)

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of September 30, 2019	% of Total Outstanding

Senior Unsecured Note	4.00%	10/1/2026	300,000
Senior Unsecured Note	4.57%	9/10/2027	75,000
Unsecured Term Loan [5]	LIBOR + 200	10/24/2028	250,000
Rampart Commons	5.73%	6/10/2030	9,659
2026 And Beyond Debt Maturities			634,659	51.7%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS			(6,970)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET			$1,198,584	98.2%

KRG Share of Unconsolidated Debt
Embassy Suites at University of Notre Dame	LIBOR + 250	7/1/2024	11,770
Nuveen [6]	4.09%	7/1/2028	10,378
TOTAL KRG SHARE OF UNCONSOLIDATED DEBT			22,148	1.8%
TOTAL CONSOLIDATED AND KRG SHARE OF UNCONSOLIDATED DEBT			$1,220,732

1	At September 30, 2019, one-month LIBOR was 2.02%.
2	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
3	The Company has 76 wholly owned unencumbered properties included in the unencumbered property pool of our unsecured facilities.
4	Assumes Company exercises its option to extend the maturity date by one year.
5	Assumes Company exercises three one-year options to extend the maturity date by three years.
6	Properties are held in joint ventures. See Joint Venture Summary on page 18 for additional detail.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

KEY DEBT METRICS

UNSECURED PUBLIC DEBT COVENANTS
	September 30, 2019	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	36.6%	<60%

Secured Debt to Undepreciated Assets	12.5%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	301.1%	>150%

Debt Service Coverage	3.34	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$40,442
Availability under unsecured credit facility	580,029
	$620,471

Unencumbered NOI as a % of Total NOI	67%

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

NET DEBT TO EBITDA
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,226,582
Less: Cash, Cash Equivalents, and Restricted Cash		(51,003)
Less: Pro-forma adjustment [1]		(27,200)
		$1,148,379
Q3 2019 EBITDA, Annualized:
- Consolidated EBITDA	$190,212
- Unconsolidated EBITDA	2,904
- Pro-forma adjustments [2]	(1,040)
- Minority Interest EBITDA [3]	(528)	191,548
Ratio of Company Share of Net Debt to EBITDA		6.0x

____________________
1	Relates to timing of quarterly dividend payment being made prior to quarter-end resulting in four payments year to date.
2	Relates to annualized EBITDA for properties sold and acquired during the quarter and non-recurring non-cash adjustments.
3	See page 18 for details

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of September 30, 2019
($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2019.

	Number of Stores						Credit Ratings
Tenant (# Stores)	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Annualized Base Rent[3,4]	Annualized Base Rent per Sq. Ft.[4]	% of Total Portfolio Annualized Base Rent[4]	S&P	Moody's
Publix Super Markets, Inc.	13	—	623,588	$6,165	$9.89	2.7%	N/A	N/A
The TJX Companies, Inc.[5]	14	2	468,205	4,678	11.16	2.1%	A+	A2
Bed Bath & Beyond, Inc.[6]	14	2	422,348	4,386	12.02	1.9%	BB+	Baa3
Ross Stores, Inc.	13	1	390,124	4,236	11.49	1.9%	A+	A2
PetSmart, Inc.	13	1	291,389	4,077	14.67	1.8%	B-	Caa1
Dick's Sporting Goods, Inc.[7]	7	—	340,502	3,647	10.71	1.6%	N/A	N/A
Nordstrom Rack	5	1	197,797	3,559	20.40	1.6%	BBB+	Baa1
Michaels Stores, Inc.	11	1	253,936	3,222	13.38	1.4%	BB-	Ba2
LA Fitness	4	—	170,209	3,220	18.92	1.4%	N/A	N/A
National Amusements	1	—	80,000	2,953	36.92	1.3%	B+	N/A
Kohl's Corporation	4	—	184,516	2,832	7.87	1.3%	BBB	Baa2
Walmart Stores, Inc.[8]	5	—	—	2,652	3.27	1.2%	AA	Aa2
Best Buy Co., Inc.	5	—	183,604	2,612	14.22	1.2%	BBB	Baa1
Old Navy[9]	10	—	159,273	2,450	15.38	1.1%	N/A	N/A
Lowe's Companies, Inc.	3	—	—	2,375	4.91	1.0%	BBB+	Baa1
Petco Animal Supplies, Inc.	10	—	139,457	2,352	16.87	1.0%	CCC+	B3
Mattress Firm Holdings Corp (14) / Sleepy's (4)	18	—	83,585	2,235	26.74	1.0%	N/A	N/A
Burlington Stores, Inc.	3	—	238,400	2,226	9.34	1.0%	BB+	N/A
Hobby Lobby Stores, Inc.	5	—	271,254	2,190	8.07	1.0%	N/A	N/A
The Kroger Co.[10]	3	—	60,268	2,099	9.19	0.9%	BBB	Baa1
Office Depot (6) / Office Max (2)	8	—	167,606	2,045	12.20	0.9%	B	Ba3
New York Sports Club	2	—	86,717	1,921	22.16	0.9%	N/A	N/A
Randall's Food and Drugs	2	—	133,990	1,754	13.09	0.8%	N/A	N/A
Walgreens	3	—	52,662	1,726	32.78	0.8%	BBB	Baa2
Whole Foods Market, Inc.	3	—	106,003	1,692	15.97	0.8%	A+	A3
TOTAL	179	8	5,105,433	$73,307	$11.64	33.9%

1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3
Annualized base rent represents the monthly contractual rent for September 30, 2019, for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.

4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (9), Marshalls (5) and HomeGoods (2).
6	Includes Bed Bath and Beyond (8), Buy Buy Baby (4) Christmas Tree Shops, (1) and Cost Plus World Market (3).
7	Includes Dick's Sporting Goods (6) and Golf Galaxy (1).
8	Includes Sam's Club.
9	Gap, Inc. announced plans to create an independent publicly traded company comprised of the Old Navy brand.
10	Includes Kroger (1), Harris Teeter (1), and Smith's (1).
Ascena Retail Group announced plans to commence a wind down of Dressbarn's operations. Excluding Dressbarn stores, Ascena Retail Group accounts for 0.6% of total portfolio annualized base rent.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4]	Cash Rent Spread	GAAP Rent Spread[5]	TI, LL Work, Lease Commissions PSF[6]
New Leases - Q3, 2019	22	71,241	10	25,428	$21.98	$27.33	24.3%	42.4%
New Leases - Q2, 2019	33	121,100	21	87,514	18.37	21.70	18.2%	25.4%
New Leases - Q1, 2019	33	166,518	17	96,698	11.83	18.71	58.2%	63.3%
New Leases - Q4, 2018	33	202,555	19	170,995	15.11	17.48	15.7%	25.3%
Total	121	561,414	67	380,635	$15.49	$19.42	25.4%	34.8%	$64.29

Renewals - Q3, 2019	48	490,983	44	444,065	$13.26	$14.10	6.3%	9.5%
Renewals - Q2, 2019	48	379,892	48	379,892	14.26	15.11	5.9%	10.5%
Renewals - Q1, 2019	62	475,587	57	455,410	15.10	14.62	(3.2)%	1.0%
Renewals - Q4, 2018	43	268,312	43	268,312	16.23	17.44	7.5%	12.4%
Total	201	1,614,774	192	1,547,679	$14.56	$15.08	3.6%	7.7%	$0.46

Total - Q3, 2019	70	562,224	54	469,493	$13.74	$14.82	7.9%	12.3%
Total - Q2, 2019	81	500,992	69	467,406	15.03	16.34	8.7%	14%
Total - Q1, 2019	95	642,105	74	552,108	14.53	15.34	5.6%	10.2%
Total - Q4, 2018	76	470,867	62	439,307	15.79	17.45	10.5%	17.2%
Total	322	2,176,188	259	1,928,314	$14.75	$15.94	8.1%	13.4%	$13.06

________________
1
Comparable space leases on this report are included for second generation retail spaces. Comparable leases represent those leases for which there was a former tenant within the last 12 months. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, and ground leases are excluded.

2	Comparable renewals exclude terms shorter than two years.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.
4	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
5	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
6	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the redevelopment pipeline.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

LEASE EXPIRATIONS

As of September 30, 2019

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2019.

		Expiring GLA[2]					Expiring Annualized Base Rent per Sq. Ft.[3]
	Number of Expiring Leases[1]	Shop Tenants	Anchor Tenants	Office and Other Tenants	Expiring Annualized Base Rent (Pro-rata)	% of Total Annualized Base Rent (Pro-rata)	Shop Tenants	Anchor Tenants	Office and Other Tenants	Total
2019	37	128,080	10,471	—	$2,923,911	1.4%	$21.19	$20.00	$—	$21.10
2020	157	296,344	529,401	13,311	14,095,230	6.7%	26.28	11.85	19.25	16.97
2021	234	503,410	998,694	7,799	24,559,687	11.7%	26.29	11.43	25.35	16.38
2022	266	549,832	1,152,024	65,020	30,809,925	14.7%	26.67	12.98	19.67	17.47
2023	260	564,231	1,137,475	129,935	33,559,908	16.0%	27.58	14.85	9.15	18.35
2024	219	470,007	939,181	33,827	25,914,382	12.3%	28.94	15.19	13.05	20.09
2025	127	272,431	912,070	116,988	19,340,675	9.2%	28.90	10.93	17.92	15.42
2026	78	222,511	435,659	—	9,621,658	4.6%	26.03	9.98	—	15.87
2027	77	212,495	365,093	9,154	10,386,573	4.9%	28.01	12.99	31.29	19.19
2028	72	166,593	371,802	61,747	11,556,505	5.5%	30.29	14.02	21.75	19.30
Beyond	113	240,439	1,250,431	56,921	27,193,788	13.0%	29.15	15.20	23.03	17.62
	1,640	3,626,373	8,102,301	494,702	$209,962,242	100.0%	$27.36	$13.24	$16.98	$17.65

____________________
1	Lease expiration table reflects rents in place as of September 30, 2019 and does not include option periods; 2019 expirations include 9 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent as of September 30, 2019 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

DEVELOPMENT AND REDEVELOPMENT PROJECTS

($ in thousands)

Project	MSA	KRG Ownership %	Anticipated Start Date	Projected Stabilization Date[1]	Projected New Total GLA	Projected New Owned GLA	KRG Share of Estimated Project Cost	KRG Share of Cost Incurred	Estimated Return on Investment[3]	Description

Active Developments
Eddy Street Commons at Notre Dame, IN - Phase II 2	South Bend, IN		N/A	Q4 2020	530,000	8,500	$10,000	$5,984	11.0% - 13.0%
Total					530,000	8,500	$10,000	$5,984	11.0% - 13.0%

Future Opportunities[4]
Hamilton Crossing Centre	Indianapolis, IN	Creation of a mixed use (office, retail, and multi-family) development.
The Corner	Indianapolis, IN	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.
Glendale Town Center	Indianapolis, IN	Repositioning vacant anchor box with several national tenants. Addition of multi-family development.

Summary of Construction in Progress on Consolidated Balance Sheet
Under Construction Development / Redevelopment CIP	$4,159
Big Box Retenanting	6,286
Holly Springs Towne Center - Phase III	5,913
Various tenant improvements and small projects	18,025
Construction in Progress on Consolidated Balance Sheet	$34,383

Big Box Surge
Leases Signed	21
Tenants Open and Paying Rent	10

Capital spent (cumulative)	$21,800
Estimated capital remaining	22,300
Total capital	$44,100

Estimated Return on Costs	15%

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI [5]	$1,309
Total Remaining Annual Cash NOI	$1,309

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Total estimated cost of all components of Eddy Street Phase II equals $90.8 million, consisting of KRG estimated project cost ($10.0 million), TIF ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

3	Projected ROI for redevelopments is calculated by dividing incremental rent for comparable spaces or full rent for spaces vacant 12 months or more over total projected cost of the defined area.
4	These opportunities are deemed potential at this time and are subject to various contingencies, many of which could be beyond the Company's control.
5	Does not include NOI associated with Big Box Surge.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

2019 TRANSACTIONS

PROPERTY DISPOSITIONS
Property Name	MSA	Quarter Sold	Sales Price
Whitehall Pike	Bloomington, IN	Q1
Beechwood Promenade	Athens, GA	Q2
Village at Bay Park	Green Bay, WI	Q2
Lakewood Promenade	Jacksonville, FL	Q2
Palm Coast Landing	Palm Coast, FL	Q2
Lowe's - Perimeter Woods	Charlotte, NC	Q2
Cannery Corner	Las Vegas, NV	Q2
Temple Terrace	Tampa, FL	Q2
University Town Center	Oklahoma City, OK	Q2
Gainesville Plaza	Gainesville, FL	Q3
Bolton Plaza	Jacksonville, FL	Q3
Eastgate Plaza	Las Vegas, NV	Q3
Burnt Store	Punta Gorda, FL	Q3
Landstown Commons	Virginia Beach, VA	Q3
Lima Marketplace	Fort Wayne, IN	Q3
Hitchcock Plaza	Aiken, SC	Q3
Merrimack Village Center	Manchester, NH	Q3
Total			$470,874

PROPERTY ACQUISITIONS
Property Name	MSA	Quarter Acquired	Acquisition Price
Pan Am Plaza Garage	Indianapolis, IN	Q1
Nora Plaza	Indianapolis, IN	Q3

Total			$58,500

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of September 30, 2019

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
South
Florida	3,323,605	$52,862	124,802	$251	121,705	$1,528	30	3,570,112	$3,745	$58,386	25.2%
Texas	1,821,809	29,001	—	—	156,150	2,597	10	1,977,959	872	32,470	14.0%
North Carolina	1,072,856	20,409	—	—	—	—	8	1,072,856	2,004	22,413	9.7%
Oklahoma	505,174	7,207	—	—	—	—	3	505,174	850	8,057	3.5%
Georgia	419,021	5,498	—	—	—	—	3	419,021	336	5,834	2.5%
Tennessee	230,980	3,800	—	—	—	—	1	230,980	—	3,800	1.6%
South Carolina	257,776	3,238	—	—	—	—	2	257,776	—	3,238	1.4%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.3%
Total South	7,738,621	122,606	124,802	251	277,855	4,125	58	8,141,278	7,807	134,789	58.2%

Midwest
Indiana - Retail	1,738,065	26,986	519,216	3,139	—	—	22	2,257,281	1,688	31,813	13.7%
Indiana - Other	366,502	6,846	—	—	—	—	3	366,502	—	6,846	3.0%
Illinois	211,759	2,312	—	—	—	—	2	211,759	—	2,312	1.0%
Ohio	236,230	2,151	—	—	—	—	1	236,230	—	2,151	0.9%
Total Midwest	2,552,556	38,295	519,216	3,139	—	—	28	3,071,772	1,688	43,122	18.6%

West
Nevada	768,751	19,671	—	—	—	—	4	768,751	3,592	23,263	9.9%
Utah	392,226	7,251	—	—	—	—	2	392,226	—	7,251	3.1%
Arizona	79,902	2,467	—	—	—	—	1	79,902	—	2,467	1.1%
Total West	1,240,879	29,389	—	—	—	—	7	1,240,879	3,592	32,981	14.1%

Northeast
New York	363,103	9,295	—	—	—	—	1	363,103	—	9,295	4.0%
New Jersey	106,146	3,123	—	—	139,022	2,711	2	245,168	2,263	8,097	3.5%
Connecticut	205,683	2,640	—	—	—	—	1	205,683	1,061	3,701	1.6%
Total Northeast	674,932	15,058	—	—	139,022	2,711	4	813,954	3,324	21,093	9.1%
	12,206,988	$205,348	644,018	$3,390	416,877	$6,836	97	13,267,883	$16,411	$231,985	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage and Pan Am Plaza Parking Garage.
2	Represents the four redevelopment and one development project not in the retail operating portfolio.
3	Represents the three operating properties owned in unconsolidated joint ventures.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of September 30, 2019

Property	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[1]			Leased %			ABR per SqFt	Grocery Anchors[2]	Other Retailers[2]
				Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	100%	79,902	55,883	24,019	100.0%	100.0%	100.0%	$30.87	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Crossing at Killingly Commons	Willimantic, CT	2010	85%	205,683	148,250	57,433	87.0%	86.2%	89.0%	14.75	Stop & Shop Supermarket, (Target)	TJ Maxx, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	100%	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.32	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	100%	97,163	71,540	25,623	100.0%	100.0%	100.0%	15.36	(Target)	PetSmart, Michaels
Centre Point Commons	Sarasota	2007	100%	119,320	93,574	25,746	98.7%	100.0%	93.8%	17.72		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	100%	133,244	68,219	65,025	96.7%	100.0%	93.2%	27.73	Whole Foods	Party City, Planet Fitness
Colonial Square	Fort Myers	2010	100%	186,517	150,505	36,012	92.4%	100.0%	60.7%	11.94		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace	Miami	2013	98%	260,298	118,136	142,162	91.6%	100.0%	84.6%	27.22	Publix	Frank Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	100%	25,696	—	25,696	94.7%	—%	94.7%	15.20		Lowe's Home Improvement Center, Dollar Tree
Hunter's Creek Promenade	Orlando	1994	100%	119,727	55,999	63,728	100.0%	100.0%	100.0%	15.57	Publix
Indian River Square	Vero Beach	1997/2004	100%	142,592	109,000	33,592	95.9%	100.0%	82.7%	12.15	(Target)	Beall's, Office Depot, Dollar Tree, Panera
International Speedway Square	Daytona Beach	1999/2013	100%	233,424	203,405	30,019	94.6%	100.0%	57.9%	11.22	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	100%	88,611	45,600	43,011	100.0%	100.0%	100.0%	19.20	Publix
Lake City Commons	Lake City	2008	100%	65,746	45,600	20,146	100.0%	100.0%	100.0%	15.56	Publix
Lake City Commons - Phase II	Lake City	2011	100%	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.80	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	100%	21,385	14,880	6,505	91.3%	100.0%	71.4%	38.70		Walgreens
Lithia Crossing	Tampa	2003/2013	100%	90,515	53,547	36,968	100.0%	100.0%	100.0%	16.02	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	100%	225,205	147,505	77,700	98.8%	100.0%	96.6%	17.49	Sprouts Farmers Market	Kohl's, Miami Children's Hospital
Northdale Promenade	Tampa	1985/2017	100%	179,602	130,269	49,333	96.6%	100.0%	87.5%	12.92	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Pine Ridge Crossing	Naples	1993	100%	105,962	66,435	39,527	96.3%	100.0%	90.0%	18.01	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	100%	70,645	45,600	25,045	98.3%	100.0%	95.2%	15.73	Publix
Riverchase Plaza	Naples	1991/2001	100%	78,291	48,890	29,401	96.3%	100.0%	90.3%	16.72	Publix
Saxon Crossing	Daytona Beach	2009	100%	119,907	95,304	24,603	99.0%	100.0%	95.1%	15.57	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	100%	69,076	51,512	17,564	98.1%	100.0%	92.5%	13.83	Publix
Shops at Eagle Creek	Naples	1983/2013	100%	70,731	50,187	20,544	100.0%	100.0%	100.0%	16.53	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing	Naples	2016	20%	121,705	121,705	—	100.0%	100.0%	—%	12.55	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	100%	82,512	60,090	22,422	97.5%	100.0%	90.6%	17.98	(Target)	PetSmart, Cost Plus World Market, Ross Stores, Panera Bread

See footnotes on page 32

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
The Landing at Tradition	Port St. Lucie	2007	100%	359,474	283,064	76,410	77.7%	79.4%	71.6%	16.27	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below, Ross Stores
The Shops at Julington Creek	Jacksonville	2011	100%	40,254	21,038	19,216	100.0%	100.0%	100.0%	20.28	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	100%	84,086	45,600	38,486	98.6%	100.0%	97.0%	18.12	Publix
Waterford Lakes Village	Orlando	1997	100%	77,975	51,703	26,272	96.7%	100.0%	90.2%	13.18	Winn Dixie
Georgia
Mullins Crossing	Augusta	2005	100%	276,318	228,224	48,094	99.3%	100.0%	96.1%	13.34	(Target)	Ross Stores, Old Navy, Five Below, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	100%	69,628	37,888	31,740	98.0%	100.0%	95.6%	12.79	Publix
The Centre at Panola	Atlanta	2001	100%	73,075	51,674	21,401	100.0%	100.0%	100.0%	13.18	Publix
Illinois
Naperville Marketplace	Chicago	2008	100%	83,759	61,683	22,076	97.7%	100.0%	91.1%	13.86	(Caputo's Fresh Market)	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	100%	128,000	128,000	—	54.7%	54.7%	—%	16.83	(Target)	LA Fitness, Ross Stores
Indiana
54th & College	Indianapolis	2008	100%	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Chicago	2006	100%	57,146	11,043	46,103	88.0%	100.0%	85.2%	17.40	(Strack & Van Til)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Evansville	2008	100%	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.55	Schnuck's Market
Boulevard Crossing	Kokomo	2004	100%	124,631	74,440	50,191	83.5%	84.0%	82.8%	14.80		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	100%	25,975	—	25,975	100.0%	—%	100.0%	21.49		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	100%	286,377	247,710	38,667	100.0%	100.0%	100.0%	12.30		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	100%	124,251	53,600	70,651	93.2%	100.0%	88.1%	18.55	The Fresh Market	Stein Mart, McAlister's Deli, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	100%	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	100%	87,991	20,154	67,837	98.8%	100.0%	98.4%	26.33		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station	Indianapolis	1989/2018	100%	52,400	15,441	36,959	97.8%	100.0%	96.9%	17.66		Dollar Tree, Goodwill
Geist Pavilion	Indianapolis	2006	100%	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.31		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Greyhound Commons	Indianapolis	2005	100%	9,152	—	9,152	100.0%	—%	100.0%	14.74		(Lowe's Home Improvement Center), Abuelo's Mexican, Koto Japenese Steakhouse
Nora Plaza	Indianapolis	2004	100%	139,743	73,589	66,154	100.0%	100.0%	100.0%	15.12	Whole Foods, (Target)	Marshalls
Rangeline Crossing	Indianapolis	1986/2013	100%	99,226	47,962	51,264	97.2%	100.0%	94.5%	22.92	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	100%	150,428	117,890	32,538	100.0%	100.0%	100.0%	22.19		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	100%	84,226	84,226	—	64.1%	64.1%	—%	14.38		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	100%	279,700	238,721	40,979	72.3%	71.6%	76.5%	14.83		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	100%	45,977	—	45,977	92.2%	—%	92.2%	27.54		Starbucks, Noodles & Company, Qdoba

See footnotes on page 32

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Nevada
Centennial Center	Las Vegas	2002	100%	334,038	158,295	175,743	98.2%	100.0%	96.6%	25.18	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Rhapsodielle, Home Depot, HomeGoods, Skechers
Centennial Gateway	Las Vegas	2005	100%	193,072	139,913	53,159	100.0%	100.0%	100.0%	25.51	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	100%	162,327	77,436	84,891	87.6%	100.0%	76.3%	27.02	Sam's Club, Walmart	Petco, Ross Stores, Skechers, Old Navy, (Home Depot)
Rampart Commons	Las Vegas	2002/2018	100%	79,314	11,965	67,349	100.0%	100.0%	100.0%	33.33		Athleta, North Italia, Pottery Barn, Williams Sonoma, Flower Child, Crunch Fitness
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	100%	106,146	52,219	53,927	100.0%	100.0%	100.0%	29.42	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center	New York / Northern New Jersey	1997	20%	139,022	133,125	5,897	100.0%	100.0%	100.0%	19.50		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	100%	363,103	325,139	37,964	96.9%	100.0%	70.7%	26.41	ShopRite	Nordstrom Rack, New York Sports Club, Burlington, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	100%	210,324	121,761	88,563	94.3%	100.0%	86.4%	17.63	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy
Holly Springs Towne Center - Phase II	Raleigh	2016	100%	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.44	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	100%	133,627	65,576	68,051	97.0%	100.0%	94.1%	23.72	(Target)	REI Co-Op, David's Bridal, Old Navy, Five Below
Oleander Place	Wilmington	2012	100%	45,530	30,144	15,386	100.0%	100.0%	100.0%	17.91	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	100%	55,368	22,500	32,868	100.0%	100.0%	100.0%	25.48	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	100%	296,725	187,406	109,319	98.8%	100.0%	96.8%	17.04	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	100%	125,646	105,262	20,384	100.0%	100.0%	100.0%	20.69		Best Buy, Off Broadway Shoes, PetSmart, Michaels, (Lowe's Home Improvement Center)
Toringdon Market	Charlotte	2004	100%	60,627	26,072	34,555	97.9%	100.0%	96.3%	22.61	Earth Fare
Ohio
Eastgate Pavilion	Cincinnati	1995	100%	236,230	231,730	4,500	100.0%	100.0%	100.0%	9.11		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	100%	196,252	115,783	80,469	97.7%	100.0%	94.4%	18.03	(Walmart)	REI, Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty, Five Below
Shops at Moore	Oklahoma City	2010	100%	260,482	187,916	72,566	97.9%	100.0%	92.5%	12.15		Bed Bath & Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	100%	48,440	20,515	27,925	83.0%	100.0%	70.4%	16.22	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)

See footnotes on page 32

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft		Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops		Grocery Anchor[4]
South Carolina
Publix at Woodruff	Greenville	1997	100%	68,119	47,955	20,164	96.8%	100.0%	89.3%	11.05	Publix
Shoppes at Plaza Green	Greenville	2000	100%	189,657	161,900	27,757	98.2%	100.0%	87.6%	13.48		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	100%	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.45	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	100%	126,986	43,450	83,536	93.6%	100.0%	90.2%	25.75	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	100%	194,666	139,219	55,447	97.8%	100.0%	92.3%	15.30	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco, Fit Factory
Kingwood Commons	Houston	1999	100%	164,376	74,836	89,540	97.5%	100.0%	95.3%	20.88	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	100%	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.20		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	100%	296,031	234,358	61,673	98.4%	100.0%	92.5%	13.62	Sprouts Farmers Market, Total Wine	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente	Austin	2004	20%	156,150	105,000	51,150	96.3%	100.0%	88.7%	17.27	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	100%	386,171	218,861	167,310	94.2%	100.0%	86.7%	19.84	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	100%	306,454	265,037	41,417	98.9%	100.0%	91.7%	11.26	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines, At Home
Waxahachie Crossing	Dallas/Ft. Worth	2010	100%	97,127	72,191	24,936	100.0%	100.0%	100.0%	15.07		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas/Ft. Worth	2013	100%	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.61	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	100%	164,657	115,916	48,741	100.0%	100.0%	100.0%	16.94	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	100%	227,569	101,464	126,105	95.2%	100.0%	91.3%	20.60		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)

Total				12,125,623	8,266,855	3,858,768	95.4%	97.0%	92.0%	17.64

Total at Pro-Rata Share				11,792,121	7,978,991	3,813,130	95.3%	96.9%	92.0%	17.67

____________________
1	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2019, except for Greyhound Commons and 54th & College.
2	Tenants within parentheses are non-owned.

See footnotes on page 32

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

NON-RETAIL OPERATING PROPERTIES

As of September 30, 2019

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Commercial Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	284,874	95.9%	$5,585	68.5%	$20.45	Carrier, Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	N/A	N/A	N/A	N/A	N/A	Denison Parking
Pan Am Plaza Parking Garage[3]	Indianapolis		N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	81,628	100.0%	1,261	15.5%	15.45	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	24,340	100.0%	712	8.7%	29.26
Total Commercial Properties			390,842	96.2%	$7,558	92.8%	$19.94

Other Properties
Burlington	San Antonio	1992/2000	107,400	100.0%	$591	7.2%	$5.50
			107,400	100.0%	$591	7.2%	$5.50

Total Commercial and Other			498,242	97.7%	$8,149	100.0%	$16.75

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units
Summit at City Center Apartments	New York / Northern New Jersey	2004	—	100.0%	—	—	—	Apartment complex with 26 units.

____________________
1	Annualized Base Rent represents the monthly contractual rent as of September 30, 2019 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $929,157 from the Company and subsidiaries as of September 30, 2019, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

COMPONENTS OF NET ASSET VALUE

As of September 30, 2019

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$54,152	14	Cash and cash equivalents	$40,442	11
Below-market lease intangibles, net	(829)	16	Tenant and other receivables (net of SLR)	22,530	11
Straight-line rent	214	16	Restricted cash and escrow deposits	9,548	11
Other property related revenue	(1,100)	14	Prepaid and other assets	37,121	11
Ground lease ("GL") revenue	(4,103)		Undeveloped land in operating portfolio [1]	17,100
Consolidated Cash Property NOI (excl. GL)	$48,334		Land held for development	15,215
Annualized Consolidated Cash Property NOI (excl. ground leases)	$193,337		CIP not in under construction development/redevelopment[2]	18,025	26
			Total Other Asset Value	$159,981

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	$1,309	26	Mortgage and other indebtedness	$(1,198,584)	11
Unconsolidated EBITDA	2,904	18	KRG share of unconsolidated debt	(22,148)	18
Pro-forma adjustments [4]	(6,580)	22	Partner share of consolidated joint venture debt	1,124
			Accounts payable and accrued expenses	(77,492)	11
General and administrative expense allocable to property management activities included in property expenses ($1,500 in Q3)	6,000	14, footnote 3	Other liabilities[5]	(37,972)	11
Total Adjustments	3,633		Debt premium and issuance costs, net	(6,405)	19
			Non-controlling redeemable joint venture interest	(10,070)
			Projected remaining under construction development/redevelopment[6]	(4,016)
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$196,970		Total Liabilities	$(1,355,563)
Annualized Ground Lease NOI	16,411
Total Annualized Portfolio Cash NOI	$213,381		Common Shares and Units Outstanding	86,074,020

____________________
1	Undeveloped land with a book value of $15.2 million at September 30, 2019.
2	Includes CIP amounts for Holly Springs Town Center - Phase III, miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the redevelopment opportunities outlined on page 25.
4	Annualized cash NOI for properties sold and acquired during the quarter.
5	Deferred revenue and other liabilities of $89.6 million less mark-to-market lease liability of $51.6 million.
6	Remaining cost on page 25 for development project.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019

EARNINGS GUIDANCE - 2019

	2019 Earnings Guidance[1]
	Low	High
Net Income Guidance	$(0.16)	$(0.12)
Add: Impairment Charges	0.43	0.43
Add: Depreciation and Amortization	1.54	1.54
Add: Loss on Debt Extinguishment	0.11	0.11
Less: Gain on Sales of Operating Properties, net	(0.29)	(0.29)
2019 FFO, as Adjusted, Guidance	$1.63	$1.67

	Previous	Current	Change at Midpoint
SP NOI Growth	1.50% - 2.50%	2.00% - 2.50%	0.25%
2019 Project Focus Dispositions	$415M - $500M	$502M	$44M
2019 FFO Guidance	$1.61 - $1.69	$1.63 - $1.67	—

_________
1
The Company’s 2019 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/2019